  May 21, 2018

 FORWARD LOOKING STATEMENTS: This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations. Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements.NON-GAAP FINANCIAL MEASURES: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Porter Bancorp, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

 Porter Bancorp is a Kentucky-based bank holding company – (Nasdaq: PBIB)Limestone Bank is the 13th largest bank domiciled in Kentucky based on total assets Corporate headquarters in Louisville, Ky.Approximately $1.0 billion in assets and 214 associates (fte) at March 31, 2018Broad scope of high-quality retail and business banking products & servicesManagement team assembled under leadership of John T. Taylor, President & CEO with extensive market knowledge and community relationships  About Porter Bancorp and Limestone Bank

   Management Team  John T. Taylor President & CEO, Porter Bancorp Chairman, President & CEO, Limestone BankJoined July 2012Over 30 years in industryAmerican Founders Bank – Lexington, KYPNC Bank, NA – President of Ohio & N. KY Region Phillip W. Barnhouse CFO, Porter Bancorp since January 2012 CFO & COO, Limestone BankJoined Ascencia Bank (Porter Subsidiary) inSeptember 1998Previous Experience:Arthur Andersen LLP – Chattanooga, TN Stephanie Renner Senior Vice President, General Counsel, Limestone BankJoined August 2012Previous experience:American Founders BankStites & Harbison, PLLC – Lexington, KYBryan Cave, LLP – Los Angeles, CA  John R. Davis Executive Vice President, Chief Credit Officer, Limestone BankJoined August 201225 Years Previous Experience:American Founders Bank – Lexington, KYNational City Bank – Louisville, KY andDayton & Cleveland, OHJoseph C. Seiler Executive Vice President, Head of Commercial Banking, Limestone BankJoined April 201325 Years Previous Experience:PNC Bank, NA – Louisville, KYNational City Bank – Louisville, KYTom Swink Senior Vice President, Head of Community Banking,Limestone BankJoined June 201325 Years Previous Experience:Fifth Third Bank – Lexington, KY,Cincinnati, OH, and Charlotte, NC

   Board of Directors  W. Glenn Hogan Founder, CEO and PresidentHogan Real EstateLouisville, KYDirector since 2006 Michael T. Levy President MuirfieldInsurance LLCLexington, KYDirector since 2014 James M. Parsons Chief Financial Officer Ball Homes LLCLexington, KYDirector since 2015   Bradford T. Ray Retired CEO and ChairmanSteel Technologies, Inc.Louisville, KYDirector since 2014 W. Kirk WycoffManaging PartnerPatriot Financial Partners LPPhiladelphia, PADirector since 2010Dr. Edmond J. Seifried Principal S&B West LLCBethlehem, PADirector since 2015   John T. Taylor President & CEO, Porter Bancorp Chairman, President & CEO, Limestone BankJoined July 2012Over 30 years in industryAmerican Founders Bank – Lexington, KYPNC Bank, NA – President of Ohio & N. KY Region

   Highlights and Accomplishments  Talent acquisition – Board, management, and production teamEnterprise Risk Management system implementationCredit adjudication and centralized operationsRegulatory relations; Consent Order terminated 10.31.17; Written Agreement terminated 4.10.18Compliance management systemsNonperforming asset reduction and return to profitabilityQuality loan production and initiation of deposit mix shiftFinancial transactions:Q1-18: Issued 1.15 million shares of common stock raising $15.0 million in new capital for BancorpQ4-17: Reversed deferred tax asset valuation allowance restoring $31.3 million net dtaQ2-17: Completed $10 million senior borrowing and contributed $9.0 in new capital to BankQ2-16: Issued 800,000 shares of common stock raising $5.0 million in new capital for BancorpQ3-15: Converted $4 million of TRUPS to common equity at $2.6 million discount

   Our Locations  Twelve counties across the Commonwealth of Kentucky with 15 banking centersMetro Louisville, Bullitt and Henry countiesLexingtonSouth central and southern Kentucky

   Metro Market Overview  Louisville  Lexington  Owensboro  Bowling Green  Corporate Headquarters: Brown-Forman, Churchill Downs, Humana, Kindred Healthcare, Papa Johns, Texas Roadhouse, and Yum! Brands  Corporate Headquarters: Fasig Tipton, Jif (peanut butter), Keeneland, Lexmark, and Tempur-Pedic  Corporate Headquarters: Owensboro Health  Corporate Headquarters: Camping World, Fruit of the Loom, Houchens Industries, and the Medical Center at Bowling Green  Other large employers: UPS, Ford Motor Company, GE Appliances, and Norton Healthcare  Other large employers: Toyota, IBM, and Valvoline  Other large employers: Kimberly-Clark, US Bank Mortgage Processing, and Toyotetsu   Other large employers: General Motors Corvette plant, Rafferty’s Restaurants  Universities: University of Louisville and Bellarmine University  Universities: University of Kentucky and Transylvania University  Universities: Kentucky Wesleyan University and Brescia University  Universities: Western Kentucky University  Deposits in Market:$18.6 billionLimestone market share 0.7%Note: Four largest cities in Kentucky  Deposits in Market:$6.8 billionLimestone market share 1.0%  Deposits in Market:$3.2 billionLimestone market share 1.2%  Deposits in Market:$2.2 billionLimestone market share 1.4%

   Financial Summary

   Financial Summary

   Loan and Yield Detail  YTD Yield 4.92%Total Loans $729.4 million

   Loan Portfolio and Asset Quality Trends

   Investment Portfolio  YTD Tax Equivalent Yield 2.74%Unrealized gains AFS $0.517 millionUnrealized losses AFS $(3.032) million

   Deposit Trends

   Net Interest Margin

   Capital Ratios

   Deferred Tax Asset (DTA)  Deferred Tax Asset – The Company has a net deferred tax asset of $30.997 million at March 31, 2018. Our ability to utilize deferred tax assets depends upon generating sufficient future levels of taxable income. NOL’s will begin to expire in 2031.

   Deferred Tax Asset (DTA)  As of 3.31.2018, PBIB’s net DTA totaled approximately $30.997 million. Deferred tax assets and liabilities are measured using current enacted tax rates (currently 21%).Section 382 of the Internal Revenue Code governs DTA impairment and “ownership change”.An “ownership change” is defined as a more than 50% change in ownership – complex assessment .382 imposes an annual ceiling on future use of the Company’s NOLs, credit carry-forwards and built-in losses.Tends to slow rate of NOL utilization (reducing present value of tax savings).Some NOLs and other tax benefits could expire before utilization is allowed if the Company does not generate sufficient taxable income.In June 2015, PBIB adopted a tax benefits preservation plan.Under Section 382 of the IRS Code, a permanent impairment of a substantial portion of the DTA could be triggered if shareholders owning 5% or more of the Company increase their ownership by more than 50 percentage points over a defined period of time.The tax benefits preservation plan is designed to reduce the likelihood of an “ownership change”.Any shareholder or group that acquires ownership of 5% or more of the Company could be subject to significant dilution in its holdings if our Board does not approve such acquisition.Existing shareholders of 5% or more are also subject to dilution if they increase their holdings without Board approval.In September 2015, shareholders approved an amendment to the articles of incorporation to further protect the long-term value of the Company’s NOLs.The amendment provides a means to block transfers of our common shares that could result in an ownership change under Section 382.

   Senior Debt  Loan amount: $10.0 million – Issued June 30, 2017 Term: 5 years Rate: Three month libor + 2.50% Repay terms: Interest only quarterly; principal in the amount of $250,000 per quarter beginning at end of quarter 13 through quarter 20 with all unpaid principal due at maturity. Prepayment: Pre-payable without penalty Collateral: 100% of Limestone Bank, Inc. common stock

   Junior Subordinated Debt  Proceeds from 4.15.16 stock offering were directed by investors to pay all deferred interest due on our junior subordinated debentures (TRUPS) through June 2016. Porter then notified the statutory trust trustees of its intent to re-defer interest payments. Accrued and unpaid interest was approximately $1.4 million at 3.31.18. As the Company’s Written Agreement with the Federal Reserve was terminated on 4.10.18, Porter will end deferral and bring interest payments current at the next payment dates in Q2-18.

   Non-GAAP Financial Measures